Item 1: Report to Shareholders

Equity Income Fund	June 30, 2006

The views and opinions in this report were current as of June 30, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Fellow Shareholders

The equity markets made strong progress in the first quarter before running into considerable turbulence in the second. Continuing earnings and dividend growth accompanied robust economic growth in the first quarter, although recent data indicate the economy is slowing. The S&P 500 Stock Index provided a modest gain over the first half of the year, but the market was anything but boring as a sharp sell-off in May and June erased much of the earlier gains. Many global markets were also extremely volatile. Unlike the Greenspan years, when investors exhibited a high degree of confidence in the Federal Reserve’s ability to fine-tune the economy while fighting inflation, mixed messages from the new Fed chairman, Ben Bernanke, unsettled investors. In addition, investors are rightly concerned about persistently high oil prices, the ongoing war in Iraq, and the outbreak of terrorist activity in other global hot spots.

In this challenging environment, your fund performed reasonably well with a 5.06% return for the first six months compared with a 2.70% return for the S&P 500 and a 4.82% return for the Lipper index of similarly managed funds. The fund’s favorable performance versus those benchmarks occurred during the second-quarter market decline, as our generally conservative investment approach provided investors with a greater degree of protection from the market turbulence. For the 12 months ended June 30, 2006, the fund’s return of 9.85% was roughly in line with the 9.95% gain registered by the Lipper index but comfortably ahead of the S&P 500’s 8.62% return. (Performance for the Advisor and R shares was lower due to their higher expense ratios.) Market returns over the past 12 months have been close to the long-term average for equities, despite the considerable risks and concerns mentioned earlier.

DIVIDEND DISTRIBUTION

On June 27, the fund’s Board of Trustees declared a second-quarter income dividend of $0.12 per share, bringing the total amount of income distributions to $0.22 thus far in 2006. You should already have received a check or statement reflecting the distribution. (For the Advisor and R Shares, the second-quarter income dividends were $0.11 and $0.09, respectively.)

PORTFOLIO REVIEW

While the overall market provided a small positive return over the last six months, there were significant differences among market sectors and individual stocks For example, the energy and telecom sectors were especially strong, while information technology and health care were among the weaker sectors. Fund performance was aided by investments in energy companies such as Amerada Hess and Murphy Oil, industrial companies such as Cooper Industries, Honeywell International, Deere, and Eaton, and transportation companies Union Pacific and Norfolk Southern. Several investments that hurt performance in 2005 rebounded in the first part of 2006: Comcast, Disney, Merck, and Bristol-Myers Squibb posted good returns through the first half of the year. (Please refer to our portfolio of investments for a complete listing of fund holdings and the amount each represents in the portfolio.)

The portfolio had its disappointments as well during the period, including Marsh & McLennan, Intel, and Home Depot. Marsh & McLennan is in the midst of a turnaround, and we believe that more radical restructuring may be necessary to improve the company’s performance. Home Depot struggled as concerns about the condition of the housing market affected its stock price. The company compounded this problem by saddling itself with a range of corporate governance issues, which were well publicized at its annual meeting earlier this spring. We look for the company to take some constructive steps to improve its performance and its public image. Finally, many of the negative factors that affected other technology stocks buffeted Intel, which was one of our more significant disappointments during the quarter.

The Major Portfolio Changes table following this letter indicates significant new investments in companies such as Entergy, Dell, and H&R Block. Entergy is a high-quality electric utility, which was hurt last year by the hurricanes that inflicted so much destruction along the Gulf Coast. A household name to most investors, Dell has been extremely disappointing over the past few years, and the share price fell to a point that makes it, in our view, attractive in light of the company’s fundamentals and competitive position. Dell has repurchased a considerable amount of its own stock, and we believe it will continue to do so, giving the stock support in the marketplace. H&R Block is a turnaround candidate. The stock was negatively affected by an investigation into its selling practices by New York Attorney General Eliot Spitzer. We believe the valuation of the company’s stock more than takes into account the risks of an unfavorable outcome in the investigation, and the intrinsic value of the company is greater than is reflected in today’s market.

Among our sales during the period was Hewlett-Packard. The company has made substantial progress, and its strong stock performance combined with our view that Dell offers a better risk/reward balance within that sector prompted us to exit the position. Other sales, including Texas Instruments, Knight-Ridder, Heinz, and McDonald’s, reflected our judgment that their stock prices fully reflected improvements in their businesses. McClatchy’s acquisition of Knight-Ridder and the recapitalization of another fund holding, Tribune, indicate to us that investors are finding reasonable value in the media and entertainment industry—a trend that could help other portfolio companies if it continues.

OUTLOOK

The Fed’s series of short-term interest rate increases, now totaling 17 since June 2004, should eventually succeed in slowing U.S. economic growth. Stubbornly high oil prices are likely to crimp consumer demand, further restraining the economy. We also expect the pace of earnings growth to decelerate over the next year. At some point, the Fed will say, “Enough is enough,” and bring its long streak of rate increases to an end. We don’t expect a particularly strong stock market environment until the Fed makes it clear to investors that further monetary tightening is unnecessary.

We have gradually increased the fund’s holdings in several high-quality growth companies, since our analysis suggests that’s where the true value is at the moment. Companies falling into this category often provide good dividend yields, a history of dividend increases, and opportunistic stock repurchases. In the past, many stocks of this type have performed relatively well during periods of decelerating economic growth.

While investors confront many uncertainties in today’s market, we often tend to forget that this is the normal state of affairs. There is usually something out there, some extraneous event that threatens to unsettle investors and derail progress in the equities markets. We take comfort in our belief that market valuations are reasonable. In our view, the greater risk today is not a substantial decline from current levels but rather the improbability of earning higher-than-average returns over the foreseeable future. Many investors grew accustomed to outsized returns during the last 25 years, most recently in the late 1990s, notwithstanding the collapse of technology stocks beginning in 2000. Their expectations remain unrealistically high.

While it is virtually impossible to predict short-term movements in the market, let alone long-term performance, we remain generally constructive about the environment for stocks during the next few years. We will continue to employ the discipline that has served investors well over the years, seeking out reasonably valued stocks of high-quality companies while monitoring general economic conditions.

As always, we appreciate your continued confidence and support.

Respectfully submitted,

Brian C. Rogers
President of the fund and chairman of its Investment Advisory Committee

July 21, 2006

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN THE FUND

Value investors seek to invest in companies whose stock prices are low in relation to their real worth or future prospects. By identifying companies whose stocks are currently out of favor or misunderstood, value investors hope to realize significant appreciation as other investors recognize the stock’s intrinsic value and the price rises accordingly. The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

GLOSSARY

Lipper index: An index of mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

Price/earnings ratio: Calculated by dividing a stock’s market value per share by the company’s earnings per share for the past 12 months or by expected earnings for the coming year.

S&P 500 Stock Index: A market cap-weighted index of 500 widely held stocks often used as a proxy for the overall stock market. Performance is reported on a total-return basis.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the funds would have performed each year if their actual (or cumulative) returns had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee; Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee; R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights

For a share outstanding throughout each period

**Investor Class**

| | 6 Months Ended 6/30/06** | Year Ended 12/31/05** | 12/31/04 | 12/31/03 | 12/31/02 | 12/31/01 |
|---|---|---|---|---|---|---|
| **NET ASSET VALUE** | | | | | | |
| Beginning of period | $ 25.92 | $ 26.59 | $ 24.16 | $ 19.79 | $ 23.65 | $ 24.67 |
| Investment activities | | | | | | |
| Net investment income | 0.23 | 0.46 | 0.41 | 0.38 | 0.38 | 0.37 |
| Net realized and unrealized gain (loss) | 1.08 | 0.66 | 3.16 | 4.65 | (3.43) | (0.02)* |
| Total from investment activities | 1.31 | 1.12 | 3.57 | 5.03 | (3.05) | 0.35 |
| Distributions | | | | | | |
| Net investment income | (0.22) | (0.46) | (0.42) | (0.39) | (0.36) | (0.36) |
| Net realized gain | (0.09) | (1.33) | (0.72) | (0.27) | (0.45) | (1.01) |
| Total distributions | (0.31) | (1.79) | (1.14) | (0.66) | (0.81) | (1.37) |
| **NET ASSET VALUE** | | | | | | |
| **End of period** | **$ 26.92** | **$ 25.92** | **$ 26.59** | **$ 24.16** | **$ 19.79** | **$ 23.65** |

**Ratios/Supplemental Data**

| | | | | | | |
|---|---|---|---|---|---|---|
| Total return^ | 5.06% | 4.26% | 15.05% | 25.78% | (13.04)% | 1.64% |
| Ratio of total expenses to average net assets | 0.69%† | 0.71% | 0.74% | 0.78% | 0.79% | 0.80% |
| Ratio of net investment income to average net assets | 1.69%† | 1.73% | 1.69%+ | 1.80% | 1.72% | 1.53% |
| Portfolio turnover rate | 16.9%† | 20.5% | 16.1% | 11.8% | 15.2% | 17.3% |
| Net assets, end of period (in millions) | $ 18,673 | $ 17,891 | $ 16,034 | $ 12,160 | $ 8,954 | $ 10,128 |

** Per share amounts calculated using average shares outstanding method.

* The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

† Annualized

+ Includes the effect of a one-time special dividend (0.1% of average net assets) that is not expected to recur.

The accompanying notes are an integral part of these financial statements.

Unaudited

Financial Highlights

For a share outstanding throughout each period

**Advisor Class**

| | 6 Months Ended 6/30/06** | Year Ended 12/31/05** | 12/31/04 | 12/31/03 | 12/31/02 | 12/31/01 |
|---|---|---|---|---|---|---|
| **NET ASSET VALUE** | | | | | | |
| Beginning of period | $ 25.87 | $ 26.55 | $ 24.12 | $ 19.75 | $ 23.63 | $ 24.68 |
| Investment activities | | | | | | |
| Net investment income | 0.20 | 0.40 | 0.37 | 0.35 | 0.37 | 0.34 |
| Net realized and unrealized gain (loss) | 1.09 | 0.66 | 3.15 | 4.64 | (3.45) | (0.02) |
| Total from investment activities | 1.29 | 1.06 | 3.52 | 4.99 | (3.08) | 0.32 |
| Distributions | | | | | | |
| Net investment income | (0.19) | (0.41) | (0.37) | (0.35) | (0.35) | (0.36) |
| Net realized gain | (0.09) | (1.33) | (0.72) | (0.27) | (0.45) | (1.01) |
| Total distributions | (0.28) | (1.74) | (1.09) | (0.62) | (0.80) | (1.37) |
| **NET ASSET VALUE** | | | | | | |
| **End of period** | **$ 26.88** | **$ 25.87** | **$ 26.55** | **$ 24.12** | **$ 19.75** | **$ 23.63** |

**Ratios/Supplemental Data**

| | | | | | | |
|---|---|---|---|---|---|---|
| **Total return^** | **4.99%** | **4.03%** | **14.85%** | **25.59%** | **(13.18)%** | **1.51%** |
| Ratio of total expenses to average net assets | 0.89%† | 0.92% | 0.93% | 0.93% | 0.94% | 0.90% |
| Ratio of net investment income to average net assets | 1.52%† | 1.52% | 1.51%+ | 1.65% | 1.72% | 1.44% |
| Portfolio turnover rate | 16.9%† | 20.5% | 16.1% | 11.8% | 15.2% | 17.3% |
| Net assets, end of period (in millions) | $ 1,925 | $ 2,315 | $ 2,265 | $ 1,570 | $ 878 | $ 308 |

** Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

† Annualized

+ Includes the effect of a one-time special dividend (0.1% of average net assets) that is not expected to recur.

The accompanying notes are an integral part of these financial statements.

Unaudited

Financial Highlights

For a share outstanding throughout each period

**R Class**

| | 6 Months Ended 6/30/06** | Year Ended 12/31/05** | 12/31/04 | 12/31/03 | 9/30/02 Through 12/31/02 |
|---|---|---|---|---|---|
| **NET ASSET VALUE** | | | | | |
| Beginning of period | $ 25.86 | $ 26.55 | $ 24.14 | $ 19.78 | $ 18.54 |
| Investment activities | | | | | |
| Net investment income | 0.16 | 0.34 | 0.30 | 0.30 | 0.09 |
| Net realized and unrealized gain | 1.08 | 0.65 | 3.15 | 4.64 | 1.61* |
| Total from investment activities | 1.24 | 0.99 | 3.45 | 4.94 | 1.70 |
| Distributions | | | | | |
| Net investment income | (0.16) | (0.35) | (0.32) | (0.31) | (0.11) |
| Net realized gain | (0.09) | (1.33) | (0.72) | (0.27) | (0.35) |
| Total distributions | (0.25) | (1.68) | (1.04) | (0.58) | (0.46) |
| **NET ASSET VALUE** | | | | | |
| **End of period** | **$ 26.85** | **$ 25.86** | **$ 26.55** | **$ 24.14** | **$ 19.78** |

**Ratios/Supplemental Data**

| | | | | | |
|---|---|---|---|---|---|
| **Total return^** | 4.80% | 3.76% | 14.53% | 25.27% | 9.15% |
| Ratio of total expenses to average net assets | 1.17%† | 1.18% | 1.22% | 1.18% | 1.08%† |
| Ratio of net investment income to average net assets | 1.21%† | 1.29% | 1.28%+ | 1.43% | 3.22%† |
| Portfolio turnover rate | 16.9%† | 20.5% | 16.1% | 11.8% | 15.2% |
| Net assets, end of period (in thousands) | $ 213,218 | $ 186,652 | $ 76,974 | $ 26,590 | $ 5,759 |

** Per share amounts calculated using average shares outstanding method.

* The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

† Annualized

+ Includes the effect of a one-time special dividend (0.1% of average net assets) that is not expected to recur.

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments †

(Cost and value in $ 000s)

| | Shares/$ Par | Value |
|---|---|---|
| **COMMON STOCKS 95.4%** | | |
| **CONSUMER DISCRETIONARY 13.9%** | | |
| **Automobiles 0.2%** | | |
| Ford Motor | 5,500,000 | 38,115 |
| | | 38,115 |
| **Distributors 0.5%** | | |
| Genuine Parts | 2,750,000 | 114,565 |
| | | 114,565 |
| **Diversified Consumer Services 0.5%** | | |
| H&R Block | 4,250,000 | 101,405 |
| | | 101,405 |
| **Household Durables 2.2%** | | |
| Fortune Brands | 1,750,000 | 124,268 |
| Newell Rubbermaid | 7,500,000 | 193,725 |
| Sony (JPY) | 3,250,000 | 143,334 |
| | | 461,327 |
| **Leisure Equipment & Products 1.6%** | | |
| Eastman Kodak | 6,500,000 | 154,570 |
| Mattel | 10,750,000 | 177,482 |
| | | 332,052 |
| **Media 8.1%** | | |
| CBS, Class B | 5,750,000 | 155,538 |
| Comcast, Class A (1) | 5,500,000 | 180,070 |
| Disney | 6,500,000 | 195,000 |
| Dow Jones (2) | 4,476,000 | 156,705 |
| EchoStar Communications, Class A (1) | 2,500,000 | 77,025 |
| McClatchy | 767,700 | 30,800 |
| New York Times, Class A (2) | 8,250,000 | 202,455 |
| Time Warner | 15,000,000 | 259,500 |
| Tribune | 8,655,300 | 280,691 |
| Viacom, Class B (1) | 4,000,000 | 143,360 |
| | | 1,681,144 |

| | | |
|---|---|---|
| **Tobacco 0.5%** | | |
| UST | 2,100,000 | 94,899 |
| | | 94,899 |
| Total Consumer Staples | | 1,905,634 |
| **ENERGY 9.7%** | | |
| **Energy Equipment & Services 0.8%** | | |
| Schlumberger | 2,454,000 | 159,780 |
| | | 159,780 |
| **Oil, Gas & Consumable Fuels 8.9%** | | |
| Anadarko Petroleum | 3,436,000 | 163,863 |
| BP ADR | 2,750,000 | 191,428 |
| Chevron | 6,250,000 | 387,875 |
| ExxonMobil | 6,135,000 | 376,382 |
| Hess | 4,950,000 | 261,608 |
| Murphy Oil | 2,750,000 | 153,615 |
| Royal Dutch Shell ADR | 4,775,000 | 319,829 |
| | | 1,854,600 |
| Total Energy | | 2,014,380 |
| **FINANCIALS 18.0%** | | |
| **Capital Markets 4.6%** | | |
| Charles Schwab | 12,000,000 | 191,760 |
| Mellon Financial | 6,380,000 | 219,663 |
| Morgan Stanley | 4,908,000 | 310,235 |
| Northern Trust | 950,000 | 52,535 |
| State Street | 3,250,000 | 188,793 |
| | | 962,986 |
| **Commercial Banks 3.4%** | | |
| Bank of Ireland (EUR) | 3,300,000 | 58,826 |
| Fifth Third Bancorp | 6,250,000 | 230,937 |

| | | |
|---|---|---|
| Mercantile Bankshares | 1,850,000 | 65,990 |
| National City | 2,350,000 | 85,047 |
| SunTrust | 2,209,000 | 168,458 |
| Wells Fargo | 1,276,000 | 85,594 |
| | | 694,852 |
| **Diversified Financial Services 3.7%** | | |
| Bank of America | 3,435,000 | 165,223 |
| Citigroup | 2,199,000 | 106,080 |
| JPMorgan Chase | 12,000,000 | 504,000 |
| | | 775,303 |
| **Insurance 5.4%** | | |
| American International Group | 4,250,000 | 250,963 |
| Chubb | 2,000,000 | 99,800 |
| Lincoln National | 3,250,000 | 183,430 |
| Marsh & McLennan | 11,000,000 | 295,790 |
| St. Paul Travelers Companies | 3,926,000 | 175,021 |
| UnumProvident | 6,871,000 | 124,571 |
| | | 1,129,575 |
| **Real Estate Investment Trusts (REITs) 0.4%** | | |
| Simon Property Group, REIT | 1,000,000 | 82,940 |
| | | 82,940 |
| **Thrifts & Mortgage Finance 0.5%** | | |
| Fannie Mae | 1,963,000 | 94,420 |
| | | 94,420 |
| Total Financials | | 3,740,076 |
| **HEALTH CARE 9.1%** | | |
| **Biotechnology 0.4%** | | |
| MedImmune (1) | 3,000,000 | 81,300 |
| | | 81,300 |

| | | |
|---|---|---|
| **Health Care Equipment & Supplies 0.9%** | | |
| Baxter International | 3,190,000 | 117,265 |
| Boston Scientific (1) | 4,500,000 | 75,780 |
| | | 193,045 |
| **Pharmaceuticals 7.8%** | | |
| Abbott Laboratories | 3,750,000 | 163,537 |
| Bristol Myers Squibb | 5,500,000 | 142,230 |
| Eli Lilly | 4,500,000 | 248,715 |
| Johnson & Johnson | 3,681,000 | 220,566 |
| Merck | 8,500,000 | 309,655 |
| Pfizer | 10,000,000 | 234,700 |
| Schering-Plough | 4,500,000 | 85,635 |
| Wyeth | 4,908,000 | 217,964 |
| | | 1,623,002 |
| Total Health Care | | 1,897,347 |
| **INDUSTRIALS & BUSINESS SERVICES 12.2%** | | |
| **Aerospace & Defense 2.7%** | | |
| Honeywell International | 7,000,000 | 282,100 |
| Lockheed Martin | 1,750,000 | 125,545 |
| Raytheon | 3,750,000 | 167,137 |
| | | 574,782 |
| **Commercial Services & Supplies 1.7%** | | |
| Avery Dennison | 2,945,000 | 170,987 |
| Waste Management | 5,000,000 | 179,400 |
| | | 350,387 |
| **Electrical Equipment 0.7%** | | |
| Cooper Industries, Class A | 1,500,000 | 139,380 |
| | | 139,380 |
| **Industrial Conglomerates 3.4%** | | |
| GE | 17,500,000 | 576,800 |

| | | |
|---|---|---|
| **Software 1.6%** | | |
| Microsoft | 14,000,000 | 326,200 |
| | | 326,200 |
| Total Information Technology | | 1,419,672 |
| **MATERIALS 5.3%** | | |
| **Chemicals 2.0%** | | |
| Chemtura | 4,750,000 | 44,365 |
| DuPont | 5,000,000 | 208,000 |
| Hercules (1) | 1,600,000 | 24,416 |
| International Flavors & Fragrances | 4,150,000 | 146,246 |
| | | 423,027 |
| **Construction Materials 0.6%** | | |
| Vulcan Materials | 1,718,000 | 134,004 |
| | | 134,004 |
| **Metals & Mining 0.7%** | | |
| Alcoa | 4,250,000 | 137,530 |
| | | 137,530 |
| **Paper & Forest Products 2.0%** | | |
| International Paper | 9,900,000 | 319,770 |
| MeadWestvaco | 3,500,000 | 97,755 |
| | | 417,525 |
| Total Materials | | 1,112,086 |
| **TELECOMMUNICATION SERVICES 5.9%** | | |
| **Diversified Telecommunication Services 4.1%** | | |
| AT&T | 12,000,000 | 334,680 |
| Qwest Communications International (1) | 30,000,000 | 242,700 |
| Telus (CAD) | 814,500 | 33,625 |
| Telus (Non-voting shares) | 1,288,500 | 52,030 |

| | | |
|---|---|---|
| Verizon Communications | 5,644,000 | 189,017 |
| | | 852,052 |
| **Wireless Telecommunication Services 1.8%** | | |
| Alltel | 3,190,000 | 203,618 |
| Sprint Nextel | 8,834,000 | 176,591 |
| | | 380,209 |
| Total Telecommunication Services | | 1,232,261 |
| **UTILITIES 5.3%** | | |
| **Electric Utilities 2.5%** | | |
| Entergy | 2,500,000 | 176,875 |
| FirstEnergy | 2,356,000 | 127,719 |
| Pinnacle West Capital | 1,850,000 | 73,834 |
| Progress Energy | 3,435,000 | 147,258 |
| | | 525,686 |
| **Multi-Utilities 2.8%** | | |
| Duke Energy | 7,116,000 | 208,997 |
| NiSource | 9,500,000 | 207,480 |
| Teco Energy | 2,600,000 | 38,844 |
| Xcel Energy | 6,380,000 | 122,368 |
| | | 577,689 |
| Total Utilities | | 1,103,375 |
| Total Common Stocks (Cost $16,358,509) | | 19,858,910 |
| **CONVERTIBLE PREFERRED STOCKS 0.1%** | | |
| **FINANCIALS 0.1%** | | |
| **Insurance 0.1%** | | |
| UnumProvident, 8.25%, 5/15/07 | 654,100 | 18,733 |
| Total Convertible Preferred Stocks (Cost $16,353) | | 18,733 |

The accompanying notes are an integral part of these financial statements.

Unaudited

## Statement of Assets and Liabilities

(In thousands except shares and per share amounts)

| | |
|---|---|
| **Assets** | |
| Investments in securities, at value | |
| Non-affiliated companies (cost $15,912,949) | $ 19,584,719 |
| Affiliated companies (cost $1,366,894) | 1,193,867 |
| Total investments in securities | 20,778,586 |
| Receivable for shares sold | 38,686 |
| Dividends and interest receivable | 31,990 |
| Receivable for investment securities sold | 15,402 |
| Other assets | 555 |
| Total assets | 20,865,219 |
| **Liabilities** | |
| Payable for shares redeemed | 28,945 |
| Investment management fees payable | 9,255 |
| Payable for investment securities purchased | 9,079 |
| Due to affiliates | 1,609 |
| Other liabilities | 5,516 |
| Total liabilities | 54,404 |
| **NET ASSETS** | $ 20,810,815 |
| **Net Assets Consist of:** | |
| Undistributed net investment income | $ 5,707 |
| Undistributed net realized gain | 368,948 |
| Net unrealized gain | 3,498,784 |
| Paid-in capital applicable to 773,115,120 no par value shares of beneficial interest outstanding; unlimited number of shares authorized | 16,937,376 |
| **NET ASSETS** | $ 20,810,815 |

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

## Statement of Changes in Net Assets

($ 000s)

| | 6 Months Ended 6/30/06 | Year Ended 12/31/05 |
|---|---|---|
| **Increase (Decrease) in Net Assets** | | |
| Operations | | |
| Net investment income | $ 172,897 | $ 333,645 |
| Net realized gain | 371,867 | 1,111,372 |
| Change in net unrealized gain (loss) | 476,140 | (611,593) |
| Increase in net assets from operations | 1,020,904 | 833,424 |
| Distributions to shareholders | | |
| Net investment income | | |
| Investor Class | (151,549) | (300,354) |
| Advisor Class | (13,493) | (36,668) |
| R Class | (1,270) | (1,941) |
| Net realized gain | | |
| Investor Class | (61,857) | (872,133) |
| Advisor Class | (6,377) | (116,178) |
| R Class | (699) | (8,478) |
| Decrease in net assets from distributions | (235,245) | (1,335,752) |
| Capital share transactions* | | |
| Shares sold | | |
| Investor Class | 1,562,188 | 3,776,640 |
| Advisor Class | 381,628 | 898,588 |
| R Class | 49,444 | 140,392 |
| Distributions reinvested | | |
| Investor Class | 196,540 | 1,089,642 |
| Advisor Class | 19,442 | 149,928 |
| R Class | 1,964 | 10,025 |
| Shares redeemed | | |
| Investor Class | (1,668,428) | (2,574,107) |
| Advisor Class | (877,854) | (935,778) |
| R Class | (32,107) | (36,466) |
| Increase (decrease) in net assets from capital share transactions | (367,183) | 2,518,864 |
| **Net Assets** | | |
| Increase during period | 418,476 | 2,016,536 |
| Beginning of period | 20,392,339 | 18,375,803 |
| **End of period** | **$ 20,810,815** | **$ 20,392,339** |
| Undistributed net investment income (loss) | 5,707 | (878) |

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Equity Income Fund (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies. The fund has three classes of shares: the Equity Income Fund original share class, referred to in this report as the Investor Class, offered since October 31, 1985; the Equity Income Fund—Advisor Class (Advisor Class), offered since March 31, 2000; and the Equity Income Fund—R Class (R Class), offered since September 30, 2002. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to all classes, and, in all other respects, the same rights and obligations as the other classes.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Trustees.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Trustees. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class and R Class each pay distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income and realized and unrealized gains/losses are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $251,000 for the six months ended June 30, 2006. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments (“variation margin”) made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class on a quarterly basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Futures Contracts During the six months ended June 30, 2006, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and/or interest rates.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled trust managed by the fund’s lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At June 30, 2006, there were no securities on loan.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $1,687,771,000 and $2,130,377,000, respectively, for the six months ended June 30, 2006.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2006.

At June 30, 2006, the cost of investments for federal income tax purposes was $17,279,843,000. Net unrealized gain aggregated $3,498,784,000 at period-end, of which $4,328,866,000 related to appreciated investments and $830,082,000 related to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee and a group fee. The individual fund fee is equal to 0.25% of the fund’s average daily net assets up to $15 billion and 0.21% of the fund’s average daily net assets in excess of $15 billion. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2006, the effective annual group fee rate was 0.31%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and R Class. For the six months ended June 30, 2006, expenses incurred pursuant to these service agreements were $42,000 for Price Associates, $3,460,000 for T. Rowe Price Services, Inc., and $5,169,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Trustees, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended June 30, 2006, the fund was charged $189,000 for shareholder servicing costs related to the college savings plans, of which $135,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2006, approximately 1% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended June 30, 2006, the fund was allocated $994,000 of Spectrum Funds’ expenses, of which $728,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2006, approximately 6% of the outstanding shares of the Investor Class were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees.

As of June 30, 2006, T. Rowe Price Group, Inc. and/or its wholly owned subsidiaries owned 853,088 shares of the Investor class, representing less than 1% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 8, 2006, the fund’s Board of Trustees unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that the use of soft dollars as a means of paying for third-party, non-broker research had been eliminated. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class, Advisor Class, and R Class) and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate for all three classes and expense ratio for the Investor Class and Advisor Class were generally below the median for comparable funds and that the expense ratio for the R Class was generally above the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Equity Income Fund

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 18, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 18, 2006

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	August 18, 2006